Corporate Presentation

BTCS Inc. (OTCQB: BTCS)

April 21. 2021

Safe Harbor

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team, regarding our blockchain infrastructure operations business, the risk profile of our digital asset holdings, expanding our development team, up-listing to a senior exchange in 2021, our estimated revenues, expected gross margins, our 2021 goals, our beliefs regarding the correlation between the adoption success of the internet and the potential success and adoption of blockchain, accelerating the development of our platforms and expectations on commercializing both our digital asset data analytics platform and our staking-as-a-service platform. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, unexpected accounting adjustments, failure to obtain the initial quantitative or qualitative initial listing requirements, the rewards and costs associated with validating transactions on proof-of-stake blockchains, significant decrease in value of ETH and Bitcoin, and rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of ETH and reward, as well as those detailed in our filings with the SEC, including our Form 10-K filed with the SEC on January 26, 2021 and our Prospectus filed with the SEC on February 16, 2021. Neither BTCS nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS' web site (www.btcs.com). The content on our website is not incorporated into this presentation.

Table of Contents

www.btcs.com • ticker: BTCS

Investment Highlights and 2021 Goals

BTCS Inc. ("BTCS") is an early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on blockchain infrastructure and technology.

BTCS Operations:

Blockchain Infrastructure Solutions:
- Generating revenue by securing blockchains such as ethereum's beacon chain
- Developing a non-custodial staking-as-a-service platform to grow revenue and expand margin by allowing users to secure disruptive blockchains

Data Analytics Platform Development:
- Developing digital asset data analytics platform
- Engaged development team in 2021 Q1 to accelerate platform progress

Digital Asset Treasury:
- Utilizing digital asset treasury strategy with focus on disruptive non-security tokens
- 7,516% year-over-year increase in 2021 Q1
- 2021 Q1 digital asset fair market value of $20.1 million

2021 Goals:

- Up-list to senior exchange in Q2 2021
- Secure other disruptive blockchains to grow revenue
- Launch staking-as-as-service platform to improve margins and grow revenue
- Open data analytics platform to public

Industry Overview

Blockchains Ushering in a New Era of Technology

- The computer and internet age ushered in the digitization and proliferation of information on a global scale.
- Blockchains are ushering in an age of asset digitization and transfer without the need for trusted intermediaries (banks, exchanges, governments, etc.)



The internet changed the way people communicate with each other, blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
BLOCKCHAINS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
Time

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchain Use Cases & Disruption

Blockchain technology is the backbone of web 3.0 and is radically changing the future of transaction-based industries. BTCS powers the infrastructure to secure proof-of-stake blockchains.*

- Decentralized finance (DeFi) and Non-fungible tokens (NFTs) utilize smart contract based blockchains.
- Proof-of-stake (PoS) based blockchain infrastructures such as ethereum, polkadot, and cardano provide an energy efficient alternative to proof-of-work (PoW) based blockchains such as bitcoin.

ethereum Polkadot. CARDANO



Blockchains Secured By:
BTCS
Digital Currency
Smart Contracts
Securities
Record Keeping
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Digital Rights
Escrow
Wagers
DeFi
NFTs
Title Records
Healthcare
Voting

* BTCS currently only secures ethereum's beacon chain. BTCS plans to secure other disruptive proof-of-stake blockchains. The views above reflect solely the opinions of BTCS and its management.

Enormous Market Opportunity

Web 3.0 and transaction-based industries built on blockchain technologies represent a multi-trillion market opportunity.

Exploding Blockchain Use Examples

- NFTs represent one of the first killer apps for blockchain technology where there is no incumbent player dominating the market.



Beeple's collage, *Everydays: The First 5000 Days* sold as NFT at Christie's for **$69m**

- Distributed finance (DeFi) allows for complex financial services to be built and globally deployed on decentralized smart contract based blockchains.

BTCS either secures or plans to secure blockchains utilized by NFTs and DeFi.


Global Investable Assets
$120T(3)
U.S. Gold Reserve
$11T(2)
$2.24T(1)
Crypto Markets

Sources: (1) CoinMarketCap.com as of 4/17/2021, (2) U.S. Department of the treasury, (3) Boston Consulting Group, "Global Wealth 2019 Reigniting Radical Growth", "Deloitte", "2020 Banking & Capital Markets Outlook" includes equity, bonds, investment funds, currency and deposits, and other smaller asset classes

Corporate Overview

Company Overview

BTCS powers the infrastructure to secure certain blockchains and is actively developing software to capitalize on the disruptive potential of blockchain technology.*


BTCS

BTCS secures disruptive proof-of stake blockchains such as ethereum 2.0 and is building a non-custodial staking-as-a-service platform.*



BTCS is developing a proprietary digital asset data analytics platform.


BANK

BTCS employs a digital asset treasury strategy with a primary focus on disruptive non-security tokens.

* BTCS currently only secures ethereum's beacon chain.

Financial & Operational Highlights*

Explosive Balance Sheet Growth	**$23.5 million** Crypto & Cash 4,229% YoY increase $20.1m crypto & $3.4m cash	**$3 million** Q1 Realized Crypto Gain	**$7.8 million** Unrealized Crypto Gain
Long Term Management Commitment	**$15.4 million** Q1 Shareholders Equity	**$1.1 million** Management Investment January 1, 2021**	**41%** Insider Ownership***
Expanding Operations in Blockchain Sector	**240 Active Nodes** $72,000 Q1 Revenue 2021 revenue estimate over $1 million	**+75% Q1 Gross Margin** Margin expansion expected at scale and when not activating new nodes	**2021 Expansion Planed**

* All information is not audited and has not been reviewed by our auditor in connection with our Form 10Q for the period ending March 31, 2021 and is subject to change. All information is as of the quarterly period ending March 31, 2021.
** Represents Series C-2 preferred stock purchased by officers and directors on January 1, 2021 and approved by shareholders on March 31, 2021.
*** Based on conversion of Series C-2 into 39.9 million shares of common stock and excluding 2.9 million RSUs, 12.35 million options, 9.63 million warrants.

Management



Charles Allen
CEO and Chairman of the Board

Charles has been involved in the blockchain industry since its earliest days. Since joining BTCS in 2013, he has leveraged his extensive experience in business strategy, investment banking, and capital markets transactions to develop and lead the Company's evolving business model. Charles began his career as an engineer in the telecom industry and brings a balance of business and financial leadership as well as technical proficiency to the BTCS team. Prior to joining BTCS he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services and financial services. Highlights include Managing Director at RK Equity Capital Markets LLC, Managing Director at TriPoint Global Equities, LLC, and Managing Director at Broadband Capital Management LLC, all boutique investment banks focused on advising and raising capital for small and mid size companies. He received a B.S. in Mechanical Engineering from Lehigh University and a M.B.A. from the Mason School of Business at the College of William & Mary.



Michal Handerhan
COO and Director

A co-founder of BTCS, Michal supports both our business and research and development strategies, and has played a key role in the Company's ability to capitalize on the rapidly expanding opportunity in the blockchain space. From February 2011 through February 2014 he served as an independent IT and web services consultant to the National Aeronautics and Space Administration (NASA). From October 2005 until February 2014 Michal was the President and CEO of Meesha Media Group, LLC, which provided high-definition video production services, Web 2.0 development, database management, and social media solutions. From March 2002 through October 2006 he served as a team leader for NASA in their Peer Review Services group. Prior to NASA Peer Review Services Michal served as the web developer for Folio Investments. He received B.S. in Computer Science from Czech Technical University.

Independent Directors



David Garrity
Director

David has over 30 years' experience in the financial services industry. He has held senior roles including CFO and board of director positions for both publicly-held and private companies, and has extensive experience in several disciplines including operating, advisory and research, and is CEO of New York City-based consulting firm, GVA Research. He is President of BTblock, an emerging technology & cybersecurity consultancy firm, and currently serves as the Independent Director of EncrypGen. During 2008 and 2009, David served as CFO and a director at Interclick, Inc., a publicly-held behavioral targeting internet advertising network. From June 2011 to May 2013, he was Chief Financial Officer of Aspen Group, Inc., a publicly-held online for-profit university. From May through October 2013, he was Executive Vice President Corporate Development for Aspen Group, Inc. and from February 2017 through January 2018 he was acting CFO of Mutualink, Inc.



Charlie Lee
Director

Charlie Lee is the creator of Litecoin and the Managing Director of the Litecoin Foundation. He attended The Massachusetts Institute of Technology where he graduated in 2000 with a Bachelors and Masters degree in Electrical Engineering and Computer Science. Prior to creating Litecoin, Charlie was a Software Engineer at Google. In 2011, he created Litecoin in an effort to improve upon bitcoin's high fees, slower transaction times, and scalability issues. Charlie went on to work for Coinbase where he became Director of Engineering before leaving the company in 2017 to focus on supporting the development of Litecoin full time.



Carol Van Cleef
Director

Carol R. Van Cleef is an internationally recognized authority on and pioneer in legal issues involving cryptocurrencies and blockchain technology. Ms. Van Cleef is Chair of the Blockchain and Digital Assets practice at Bradley Arant Boult Cummings LLP. With a focus on regulatory, compliance, and enforcement matters, Ms. Van Cleef has built a global reputation as a leading attorney, counsellor and problem solver working extensively across the financial services industry and throughout the cryptocurrency and blockchain communities. She represents virtual currency exchanges, blockchain developers, NFT creators and platforms, and various types of financial services and fintech companies. In addition to her legal practice, Ms. Van Cleef serves as CEO of Luminous Group, a blockchain technology, growth advisory and risk management solutions company that also develops and delivers anti-money laundering and sanctions compliance training through the AML Training Institute. She also serves as an advisor to a number of early-stage companies in fintech and blockchain-related technologies. Ms Van Cleef is a graduate of Georgetown University, School of Foreign Service (B.S.F.S) and received a Juris Doctor from the Washington College of Law, American University. She is also a Certified Anti-Money Laundering Specialist (CAMS).

2021+ Leverage 7 Years of Blockchain Experience

After 7 years participating in the blockchain ecosystem we believe we've refined our strategy to create the most shareholder value.

Initial Focus

2013

E-Commerce

2013-2014

Digital Currency Ecosystem

Strategic Partnerships

Investments

Transaction Verification Services

2015-2018

Bitcoin and Ethereum Mining

Platform Development and Digital Asset Treasury Focus

2019-2020

Beta Development

Digital Assets

Blockchain Infrastructure*, Platform Release, and Treasury Management

2021+

* Refers to internal proof-of-stake operations and the development of a staking-as-a-service platform.

Digital Asset Treasury Holdings

+7,516% increase in fair market value of digital holdings year-over-year as of March 31, 2021

BTC*



100
80
60
40
20
0
14.9
20.6
20.6
54.3
63.9
66.9
90.0
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
21Q1

ETH**



9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
585
985
985
2,305
2,555
2,674
7,732
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
21Q1

Fair Market Value of Digital Assets



BTC
ETH
$25M
$20M
$15M
$10M
$5M
$0M
U.S. GAAP requires us to carry our digital assets at their lowest value since acquisition.
As of 3/31/2021 the balance sheet value of our digital assets was $12.3 million.
$0.23M
$0.28M
$0.26M
$1.02M
$1.61M
$3.92M
$20.14M
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
21Q1

* Rounded to nearest tenth

** Rounded to nearest one. Includes ETH and staked ETH. for Q1 almost all ETH was staked

Nasdaq Up-listing Opportunity

Exchange listed companies typically have more liquidity and a broader investor universe compared to their OTC peers. 2.9 million RSUs held by officers and directors vest only on an exchange up-listing.

Total Market Cap By Exchange


NASDAQ + NYSE
Total Market Cap:
$61T(1)
OTCQB
Total Market Cap:
$56B(2)

Nasdaq Initial Listing Requirements*				
Item		Market Standard	Equity Standard	BTCS Status
Shares in Public Float	✓	At least 1 million	At least 1 million	**55.9 million**
Shareholders	✓	At least 300	At least 300	**+30 thousand**
Stock Price	✗	Over $4.00	Over $4.00	**$0.92**
Market Cap	✓	$50 million	--	**$51 million**
Market Value of Public Float	✓	$15 million	$15 million	**$51 million**
Shareholders Equity	✓	$4 million	$5 million	**$15.36 million**
Board	✓	Majority Independent		**Yes**

Sources: (1) NASDAQ.COM Stock Screener, (2) 2020 OTC Markets Annual Market Review
* Public float and market cap as of April 20, 2021, shareholders equity as of March 31, 2021 and subject to auditor review. Represents summary of key Nasdaq initial listing requirements.

A True Value Play Amongst U.S. OTC Peers*

Average Price/(Cash&Crypto) - 982x and Average Price/Book - 185x compared to 2.1x and 3.3x respectively for BTCS Inc.

Average Market Cap - $218 million compared to $51 million for BTCS Inc.



Select OTC Peers
Market Cap (Millions)
Price/(Cash&Crypto)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
200.0x
150.0x
100.0x
50.0x
.0x
$96
3,661x
The Crypto Company
$58
2,915x
10.8x
Bots Inc.
$1,315
764x
843x
Humbl Inc.
$38
210.4x
Integrated Ventures Inc.
$32
131.7x
64.4x
MGT Capital Investments Inc.
$59
97.6x
114.2x
Rocketfuel Blockchain Inc.
$32
61.0x
70.8x
Blockchain Industries Inc.
$113
14.2x
4.8x
Ecoark Holdings Inc.
$51
2.1x
3.3x
BTCS Inc.

This slide is for illustrative purposes only. Some of these metrics may be as of dates other than March 31st. The disparity in market cap, price/(cash&crypto) and/or price/book may be greater or lesser due to many factors.

* BTCS Inc. metrics are based on March 31, 2021 proforma financials, all comparable financial information obtained from most recent Form 10-K or Form 10-Q, and not updated for any information filed in subsequent 8Ks. If either crypto holdings or the fair market value of crypto holdings was not disclosed the crypto holdings set forth on the respective balance sheet was used. Market cap based on stock prices as of April 20 2021.

A Value Play Amongst U.S. Nasdaq Peers*

Average Price/(Cash&Crypto) - 30x and Average Price/Book - 20x compared to 2.1x and 3.3x respectively for BTCS Inc.

Average Market Cap (excluding Coinbase) - $1.2 billion compared to $51 million for BTCS Inc.



Select Nasdaq Peers
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
80.0x
70.0x
60.0x
50.0x
40.0x
30.0x
20.0x
10.0x
.0x
Market Cap (Millions)
Price/(Cash&Crypto)
Price/Book
$63,907
46.4x
66.3x
Coinbase Global Inc.
$213
21.7x
24.4x
Future Fintech Group Inc.
$564
84.1x
Bit Digital Inc.
$85
32.3x
14.4x
Mechanical Technology Inc.
$56
12.5x
12.0x
Sino-Gloval Shipping America, Ltd.
$3,244
13.8x
11.7x
Riot Blockchain Inc.
$3,317
15.2x
10.6x
Marathon Digital Holdings Inc.
$412
15.8x
5.7x
Cleanspark Inc.
$51
2.1x
3.3x
BTCS Inc.

This slide is for illustrative purposes only. Some of these metrics may be as of dates other than March 31st. The disparity in market cap, price/(cash&crypto) and/or price/book may be greater or lesser due to many factors.

* BTCS Inc. metrics are based on March 31, 2021 proforma financials, all comparable financial information obtained from most recent Form 10-K or Form 10-Q, and not updated for any information filed in subsequent 8Ks. If either crypto holdings or the fair market value of crypto holdings was not disclosed the crypto holdings set forth on the respective balance sheet was used. Market cap based on stock prices as of April 20 2021.

Blockchain Infrastructure Solutions

Overview

BTCS secures disruptive proof-of-stake blockchains that can power DeFi and NFT ecosystems.*

Phase 1: Expand Company Operations

- BTCS is currently running 240 nodes on ethereum's proof-of-stake beacon chain with ~$15 million staked.
- BTCS plans to secure additional disruptive proof-of-stake blockchains.

Phase 2: Staking-As-Service Platform

- BTCS is developing a proprietary staking-as-a-service platform to enable users to secure disruptive blockchains and earn rewards.

Proof-of-Stake	Proof-of-Work
✓ Environmentally Friendly	✗ High Energy Consumption
✓ More Decentralized	✗ Increasingly Centralized
✓ Higher Transaction Throughput	✗ Increasing Hash Rate
✓ Highly Scalable Hardware-Lite Business Model	✗ Capital Intensive Hardware with no Residual Value



bitcoin
CARDANO
Polkadot
EOS
ethereum
COSMOS
TRON
Algorand
BTCS

* BTCS currently only secures ethereum's beacon chain. The views above reflect solely the opinions of BTCS and its management.

Evaluation Criteria to Secure new Proof-of-Stake Blockchains*

Growth planned through expanding staking operations.

Blockchain Quality

- Market cap
- Liquidity
- Exchanges traded on
- Utility of the blockchain
- Underlying technology

Revenue / Earnings Potential

- Revenue potential compared to crypto staked
- Revenue predictability and difficulty increases
- Operating and deployment costs
- Potential for revenue from pool operations

Technical Difficulty

- Time to commence operations
- Security risks
- Ability to offer non-custodial staking service

Potential Candidates: Polkadot. CARDANO Tezos COSMOS AVALANCHE KUSAMA Terra

* The criteria above are for illustration only and are not fully inclusive of all factors that may or may not be used in BTCS decision process.

Data Analytics Platform

Overview

Consolidate and analyze crypto position data across multiple exchanges in one place.

GEMINI

Bitstamp

BITTREX

coinbase



Consolidate crypto position data

Evaluate performance

Run year-end tax reports across multiple exchanges*

On development roadmap:

BINANCE   kraken   KUCOIN   BITFINEX

* Year end tax reporting is lower on the development roadmap and likely will not be a part of the beta or first public releases.

Preview



Your 10 Most Recent Trades
Date/Time
Buy/Sell
Crypto
USD Value
Exchange
09/13 12:14 AM Buy BAT $490.00 My Gemini
09/03 2:48 PM Sell ETH $10.82 My Gemini #2
04/10 1:40 AM Buy BTC $4,000.00 My Gemini
04/10 1:39 AM Buy ETH $5,000.00 My Gemini
03/25 7:36 PM Sell BTC
03/25 7:34 PM Buy LTC
03/25 7:34 PM Sell BTC
03/13 10:08 PM Buy BTC
03/13 10:07 PM Buy ETH
02/20 5:50 PM Buy ETH
Top 3 Performing Cryptos in Last 24h
DOGE USD 24 Hours Chart
$ 0.04673 (48.26%)
Last updated: Just now
CHSB USD 24 Hours Chart
$ 0.9312 (19.86%)
Last updated: Just now
ANKR USD 24 Hours Chart
$ 0.01733 (20.33%)
Your Trades
Date/Time
Exchange
Market
Buy/Sell
USD Value
Last 12 Months Profit Or Loss (%)
60
50
40
30
20
10
0
-10
-20
-30
February
March
April
May
June
Your Assets in Detail
By Cryptos:
ETH $808,672.82
BTC $202,013.97
ZEC $33,029.42
LTC $10,958.24
BCH $2,935.39
BAT $548.61
USD $58.71
By Exchanges:
My Gemini $1,047,970.15
My Gemini #2 $10,115.77
My Bitstamp $131.25
Add Exchange
Account Preferences
Your Favorite Cryptos
Your Exchanges
Manage Subscriptions
Account Activity
Click to add your exchange:
BITFINEX
Bitstamp
BITTREX
coinbase
GEMINI
kraken
KUCOIN
PAXOS
Exchange
Nickname
API Key
Secret Key
Bitstamp Instructions My Bitstamp Disconnect Exchange
GEMINI Instructions My Gemini Disconnect Exchange
GEMINI Instructions My Gemini #2 Disconnect Exchange

Roadmap and Features

Research and Development

Beta Development/ Testing

Q1 2020

Q2-Q4 2020

Initial Design/Requirements: Exchanges Selection and Full Stack Selection

Beta Release

Public Beta Release

Q2-Q3 2021

Q3-Q4 2021

Invite Only Beta Release for Testing and Feedback

Public Release



2022

V1 Public Release

* The roadmap and features described herein are forward looking in nature and based on managements development assumptions. The Company can provide no assurance that the timeline will be met or that the commercialization of the platform will generate revenue or profit in excess of the development costs.

Digital Asset Treasury

Blockchain Protocols Value Proposition

Blockchain protocols represent the next generation of internet technology.

Web 1.0 & 2.0
Information Exchange Era
1995 <

Web 3.0
Value Exchange Era
2008 <


Business Logic,
User Interface & Experience
Companies:
YAHOO!
facebook
AOL
amazon
NETFLIX
airbnb
twitter
Google
LinkedIn
Microsoft
ebay
Expedia
Alibaba.com
Internet Protocols
TCP/IP
User Interface & Experience
Companies
Business Logic
Blockchain Protocols
bitcoin
ethereum
EOS
golem
IOTA
Filecoin
STORJ.IO
BitTorrent
Internet Protocols
TCP/IP

- Compared to Web 1.0/2.0, Web 3.0 blockchain protocols handle business logic. As a result, the execution of business logic migrates from applications to their underlying blockchain protocols.
- Historically large incumbent tech companies have monetized business logic and therefore value capture should shift from applications to the underlying blockchain protocols.
- Our treasury management efforts are focused on disruptive blockchain protocol layers.

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchain Protocol Layers of Interest

Keenly focused on highly disruptive verticals.*

Crypto Currencies	Smart Contract Protocols	Internet of Things (IoT)	Computing	Data Storage
bitcoin	ethereum	IOTA	elrond	Filecoin
litecoin	EOS	FOAM	ONTology	BitTorrent
MONERO	Polkadot.	Waltonchain	golem	sia
tether	COSMOS	IoTeX	iexec	STORJ

* While our treasury strategy is focused on protocol layer long lived intangible assets (i.e. digital assets) we may also acquire application layer assets and security tokens subject to certain limitations of the Investment Company Act of 1940.

Key Investment Highlights

Only pure-play U.S. public company focused on disruptive proof-of-stake blockchains

Commenced revenue generating operations in Q1 2021 with growth potential

Staking-as-a-services and data analytic software platforms under development

$23.5 million in cash and crypto exceeds many listed peers

Trading at a low price/book ratio compared to all peers

Pursuing up-listing to NASDAQ

Contact Us

Charles Allen

202-430-6576 (IR #)

ir@btcs.com

www.btcs.com

Dave Gentry

RedChip Companies Inc.

407-491-4498

dave@redchip.com

Appendix
Blockchain 101

Blockchain Ledger

- A blockchain ledger is a distributed ledger maintained by a network of computer nodes that verify and validate transactions.

Traditional System



Centralized System with Stored Ledger

Blockchain System



Distributed System with Distributed Ledger

- All transactions on a blockchain can be viewed through blockchain explores which read and display the public data.

- An explorer allows you to look up a wallet address and view all its transactions on the public blockchain. Example below:



Etherscan
HOME
BLOCKCHAIN
TOKENS
RESOURCES
MORE
Transactions
Home / Transactions
TxHash
Block
Age
From
To
Value

How Blockchains Work


A transaction is request
The transaction is broadcasted to a peer-to-peer (P2P) network that consists of computers (otherwise known as nodes)
The network of nodes uses consensus algorithms to validate the transaction
A verified transaction can involve cryptocurrency, contracts, records or other information
The transaction is combined with other transactions, once verified, to create a new block of data for the ledger
The new block is added to the existing blockchain ledger (which is permanent and unalterable)
The transaction is complete

Consensus Mechanisms to Secure Blockchains

The key difference between PoW and PoS is the consensus algorithm used by the network nodes.

Proof of Work VS Proof of Stake

Proof of Work



Mining capacity depends on computational power



Miners receive block rewards to solve a cryptographic puzzle


51%

Hackers would need to have a computer more powerful than 51% of the network to add a malicious block, leading to 51% attack



Uses a lot of electricity

Proof of Stake



Validating capacity depends on the stake in the network


%

Validators do not receive a block reward, instead, they collect transaction fees as reward


51%

Hacker would need to own 51% of all the cryptocurrency on the network, which is practically impossible and therefore, makes 51% attacks impossible



Requires less energy

Node: A physical server that hosts the entire blockchain ledger, validates transactions, and writes new blocks to the blockchain.

Blockchains Explained

Blockchains are decentralized digital ledgers that record and enable secure peer-to-peer transactions without third party intermediaries.

CURRENT TECHNOLOGIES
(Centralized Systems)

Trust / consensus entrusted to third party intermediaries.


Susceptible to manipulation and corruption
•
Legacy systems consistently hacked

BLOCKCHAINS
(Distributed Systems)

Trust / consensus built into the Blockchain network and secured by cryptography.


Governed by computer code
•
Secured by cryptography
•
Never been hacked[1]

1. Refers to bitcoin and ethereum blockchains.

Internet vs. Blockchain Technology Stacks*

	Internet	Blockchain
Technology Overview	Stateless Protocol → Unable to store data	Stateful Protocol → Able to both transmit and store data
Application Layer	World Wide Web Email Video Streaming Cloud Applications Social Media	Crypto Currencies Identity Management Smart Contracts Health Care Records Governance
Protocol Layer	IP v4/v6, TCP, UDP, HTTP, SMTP, IMAP, RTP, FTP, DNS, RTMP	Bitcoin, Ethereum, Polkadot Litecoin, EOS, Cardano Chainlink, Cosmos, Stellar
Infrastructure Layer	Network Hardware, Internet Service Providers, Storage etc.	Mining Servers, Pools, Blockchain Nodes

* For illustration purposes only, i.e. simplification of technology stacks.

Blockchain Use Case #1: Crypto Currency

In transitioning to our current monetary system, control of our assets has been yielded to trusted intermediaries that often fail.



BARTER
Before 600BC
GOLD, SILVER
600BC - present
FIAT
C806 - present
CREDIT CARDS, ELECTRONIC BANKING
C1950 - present
CRYPTO CURRENCIES
C2009 - present

	BARTER	GOLD, SILVER	FIAT	CREDIT CARDS, ELECTRONIC BANKING	CRYPTO CURRENCIES
Free of 3rd party to facilitate trade and ownership	Yes	Yes	No	No	Yes
Government Issued	No	No	Yes	Yes*	No
Secure (Counterfeiting)	◑	◕	◔	◔	●
Scarce (Predictable Supply)		◕	◔	◔	●

Poor ○ ◔ ◑ ● Excellent

* Credit cards and electronic banking are typically based on government issued currency.
** The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchain Use Case #2: Securities

Blockchains have the potential to remove middleman, lower asset exchange fees, and reduce instability of securities markets.

Current Process | Blockchain Based



Shareholders
Trading
Clearing
Settlement
Custody, Asset Servicing, and Registry
Buyer
Seller
EXCHANGE
CLEARING HOUSE
SETTLEMENT PROCESS
CENTRAL SECURITIES DEPOSITORY, SHARE REGISTRAR
Corporations
Buyer
Seller
Exchange and Post-Trade Blockchain Based Infrastructure
Corporations

Issues:

- Highly complex and fragmented.
- Tasks often duplicated.
- Expensive and time consuming settlement.
- Shares are held in "Street Name", therefor corporations often don't know who their shareholders are.

Benefits:

- Streamlined process.
- Middleman can be eliminated.
- Potentially lower fees.
- Increased transparency.
- Direct communication possible between corporations and shareholders.

* For illustration purposes only, i.e. simplification of process.

Price & Interest in Digital Asset Ecosystem

Total Digital Assets Market Capitalization[1]



$2T
$1.5T
$1T
$500B
$0
2017
2018
2019
2020
2021

Blockchain Wallet Users[4]



70m
60m
50m
40m
30m
20m
2019
2020
2021

Asset Market Cap Comparison*



Top 50 Digital Assets1
Google Market Cap2
Facebook Market Cap2
World Silver Reserves3
Argentina GDP3
Finland GDP3
$0B
$200B
$400B
$600B
$800B
$1,000B
$1,200B
$1,400B
$1,600B

Confirmed Transactions Per Day[4]



500K
400K
300K
200K
100K
2019
2020
2021

Sources: 1 Coinmarketcap 2. Yahoo Finance; 3. U.S. Central Intelligence Agency Stock of Broad Money; 4. Blockchain.com
* As of 2/17/2021.

Blockchains are in "1st Inning"


First 10 Years
10 – 20 Years
20 – 30 Years
Internet Timeline
1969
First Message Transferred
Email Invented
1972
TCP/IP Protocols Adopted
1983
1984
Limited DNS Established
World Wide Web Created
1989
1991
Internet Open To Public
YAHOO!
amazon.com
Netscape
1994
1995
ebay
Java
AOL
Google
myspace.
napster.
1999
Commercialization Begins
Blockchain Timeline
2008
Bitcoin Blockchain White Paper Published
First Bitcoin Transaction
2009
2011
Bitcoin Reaches Parity With U.S. Dollar
Ethereum White Paper Published (Smart Contracts)
2014
2015
Ethereum Initial Release
Smart Contract Era Begins (ICOs, DApps, etc.)
2017
2018
Corporations Working on Blockchain Ledgers:
Walmart
Microsoft
IBM
Bitcoin Market Cap Reaches $500B
2020
2021
Tesla Buys $1.5B Bitcoin
Commercialization Begins

- The internet took 20 years to transition from proof of concept to mass adoption. Smart contract blockchain technologies are in their first 6 years of deployment and may take at least 15 years to be applied across multiple industries.*
- Bitcoin is a great proof of concept for blockchain technology, similar to the internet prior to its mass commercialization.

* For illustration purposes only, i.e. simplification of timeline.